UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2015

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-18225	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California		95134-1706
(Address of principal executive offices)		(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Closing of Notes Offering

On June 17, 2015, Cisco Systems, Inc. ( “Cisco”), pursuant to (a) that certain Indenture (the “Indenture”) dated as of March 3, 2014 by and between Cisco and The Bank of New York Mellon Trust Company, N.A., as trustee thereunder (the “Trustee”), and (b) an officer’s certificate dated June 17, 2015 delivered pursuant to the Indenture (the “Officer’s Certificate”), closed the sale of (i) $900,000,000 aggregate principal amount of Cisco’s Floating Rate Notes due 2018 (the “Floating Rate Notes”); (ii) $1,600,000,000 aggregate principal amount of Cisco’s 1.650% Senior Notes due 2018 (the “2018 Fixed Rate Notes”); (iii) $1,500,000,000 aggregate principal amount of Cisco’s 2.450% Senior Notes due 2020 (the “2020 Fixed Rate Notes”); (iv) $500,000,000 aggregate principal amount of Cisco’s 3.000% Senior Notes due 2022 (the “2022 Fixed Rate Notes”) and (v) $500,000,000 aggregate principal amount of Cisco’s 3.500% Senior Notes due 2025 (the “2025 Fixed Rate Notes” and, together with the Floating Rate Notes, the 2018 Fixed Rate Notes, the 2020 Fixed Rate Notes and the 2022 Fixed Rate Notes, the “Notes”, and such offer and sale of the Notes, the “Offering”). The Notes were issued pursuant to the Indenture and the Officer’s Certificate. A description of the material terms of the Notes is contained in Item 1.01 to Cisco’s current report on Form 8-K filed with the Commission on June 12, 2015. Such description is a summary and is qualified in its entirety by (x) the Indenture, filed as Exhibit No. 4.1 to that certain Current Report on Form 8-K filed on March 3, 2014, and (y) the forms of Notes contained in the Officer’s Certificate, filed as Exhibit No. 4.1 herewith, each incorporated by reference herein.

The Notes were offered pursuant to Cisco’s Registration Statement on Form S-3 filed on February 24, 2014 (Reg. No. 333-194090), including the prospectus contained therein, and a related prospectus supplement dated June 10, 2015.

In connection with the Offering, Cisco is filing the Officer’s Certificate (including the forms of Notes), a legal opinion and consent as, respectively, Exhibit No. 4.1, Exhibit No. 5.1 and Exhibit No. 23. 1 (contained in Exhibit No. 5.1) to this Form 8-K, each of which is incorporated by reference in its entirety into Cisco’s registration statement on Form S-3 (File No. 333-194090).

Stock Trading Plans

On June 12, 2015, John T. Chambers, Chairman and Chief Executive Officer (“CEO”) of Cisco, adopted a pre-arranged stock trading plan to (i) exercise up to 1,775,000 Cisco stock options set to expire in September and November of 2016, and sell the acquired shares of Cisco stock, and (ii) sell up to 500,000 shares of Cisco stock from other shareholdings. The plan is scheduled to terminate in September 2016.

On June 17, 2015, Charles Robbins, incoming CEO of Cisco, modified a pre-arranged stock trading plan originally entered into and disclosed in March 2015. Sales under the modified portion of the plan may begin in September 2015. Under the plan, Mr. Robbins may (i) exercise up to 42,000 Cisco stock options set to expire in September 2016, and sell the acquired shares of Cisco stock, and (ii) sell up to 90,000 shares of Cisco stock from other shareholdings. The plan is scheduled to terminate in December 2015.

The transactions under the plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The plans were adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and Cisco’s policies regarding stock transactions.

Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock. Using these plans, individuals can prudently and gradually diversify their investment portfolios over an extended period of time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document

4.1	Form of Officer’s Certificate setting forth the terms of the Notes.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit No. 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: June 18, 2015	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

4.1	Form of Officer’s Certificate setting forth the terms of the Notes.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit No. 5.1).